UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

TEGNA Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6961	16-0442930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8350 Broad Street Suite 2000
Tysons, Virginia		22102-5151
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 873-6600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2025, TEGNA Inc. (the “Company”) held the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). Set forth below are each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting, and the certified voting results reported by the inspector of election, Computershare Inc. (“Computershare”).

As of the close of business on March 24, 2025, the record date for the Annual Meeting, 160,715,308 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), were outstanding and entitled to vote. Based on the tabulation of the voting results from Computershare, 146,137,546 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing 90.93% percent of the shares of Common Stock entitled to be voted.

The tabulation of the voting results from Computershare for the matters submitted to a vote at the Annual Meeting is as follows:

(1) Election of Directors

Nominee	For	Against
Gina L. Bianchini	131,859,336	1,968,061
Catherine Dunleavy	132,286,112	1,331,365
Howard D. Elias	129,016,976	4,880,506
Stuart J. Epstein	131,795,441	2,118,255
Scott K. McCune	129,211,573	4,768,606
Henry W. McGee	130,145,381	3,765,974
Neal B. Shapiro	129,864,658	3,969,112
Michael Steib	131,222,999	2,720,985
Denmark West	131,628,132	2,027,575
Melinda C. Witmer	131,782,685	1,961,926

(2) Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
143,975,277	2,067,569	94,700

(3) Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
124,376,964	9,416,667	567,643	11,776,273

Item 8.01 Other Events.

On May 21, 2025, the Company issued a press release confirming the results of the votes at the Annual Meeting, including election of its directors. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	TEGNA Inc. Press Release, dated May 21, 2025
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA Inc.

Date:	May 22, 2025	By:	/s/ Marc S. Sher
Vice President, Associate General Counsel and Secretary